Exhibit 10.4

EXECUTION COPY

FIRST AMENDMENT TO THE

SECOND AMENDED AND RESTATED SALE AND CONTRIBUTION AGREEMENT

THIS FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED SALE AND CONTRIBUTION AGREEMENT (this “Amendment”), dated as of April 27, 2017, is entered into between ARCH COAL, INC. (individually, “ACI”), as the transferor (the “Transferor”), and ARCH RECEIVABLE COMPANY, LLC, a Delaware limited liability company (the “Company”).

RECITALS

1.                                      The Transferor and the Company are parties to the Second Amended and Restated Sale and Contribution Agreement, dated as of October 5, 2016 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).

2.                                      The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                            Certain Defined Terms.  Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2.                            Amendments to the Agreement.

2.1                               Section 1.1 of the Agreement is hereby amended by inserting the following new paragraph at the end of such section:

“For the avoidance of doubt, the Transferor is not hereby selling, assigning, granting a security interest in or otherwise transferring to the Company any of the Transferor’s right to receive payment of the Purchase Price hereunder or any payment of the Purchase Price made in accordance with the terms of the Transaction Documents.”

2.2                               Section 6.3(i) of the Agreement is hereby replaced in its entirety with the word “[Reserved].”

SECTION 3.                            Representations and Warranties.  The Transferor hereby represents and warrants as follows:

(a)                                 Representations and Warranties.  The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)                                 Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part.  This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms.

(c)                                  No Default.  Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Sale and Contribution Termination Event, Unmatured Sale and Contribution Termination Event, Termination Event or Unmatured Termination Event exists or shall exist.

SECTION 4.                            Effect of Amendment.  All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 5.                            Effectiveness.  This Amendment shall become effective as of the date hereof upon receipt by the Administrator of duly executed counterparts of this Amendment by each of the parties hereto in form and substance reasonably satisfactory to the Administrator.

SECTION 6.                            Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7.                            Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 8.                            Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

SECTION 9.                            Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 10.                     Ratification.  After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

2

SECTION 11.                     Transaction Document.  For the avoidance of doubt, each party hereto agrees that this Amendment constitutes a Transaction Document.

SECTION 12.                     Severability.  Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

[SIGNATURES BEGIN ON NEXT  PAGE]

3

ARCH COAL, INC.,
as Transferor

By:	/s/ Robert G. Jones
Name: Robert G. Jones
Title: Sr. Vice President – Law, General Counsel and Secretary

ARCH RECEIVABLE COMPANY, LLC
as Company

By:	/s/ Robert G. Jones
Name: Robert G. Jones
Title: Secretary

First Amendment to

Second A&R Sale and Contribution Agreement

(Arch Coal)

CONSENT TO:

PNC BANK, NATIONAL ASSOCIATION,

as Administrator and as a Purchaser Agent

By:	/s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,

as the LC Bank

By:	/s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

First Amendment to

Second A&R Sale and Contribution Agreement

(Arch Coal)

REGIONS BANK,

as a Purchaser Agent

By:	/s/ Mark A. Kassis
Name: Mark A. Kassis
Title: Senior Vice President

First Amendment to

Second A&R Sale and Contribution Agreement

(Arch Coal)

ARCH COAL, INC.,

as Performance Guarantor

By:	/s/ Robert G. Jones
Name: Robert G. Jones
Title: Sr. Vice President – Law, General Counsel and Secretary

First Amendment to

Second A&R Sale and Contribution Agreement

(Arch Coal)